MANAGERS AMG FUNDS

ESSEX AGGRESSIVE GROWTH FUND

ESSEX LARGE CAP GROWTH FUND

ESSEX SMALL/MICRO CAP GROWTH FUND

Supplement dated March 1, 2006

to the Prospectus dated October 1, 2005

The following information supplements the Prospectus dated October 1, 2005 of the Essex Aggressive Growth Fund, Essex Large Cap Growth Fund and Essex Small/Micro Cap Growth Fund.

Effective March 1, 2006, the Essex Small/Micro Cap Growth Fund (the “Fund”) will no longer be available through this Prospectus, and you will no longer be able to purchase shares of the Fund through this Prospectus. As of that date, the Fund will be available through a separate Prospectus. You may request a copy of the Fund’s Prospectus dated March 1, 2006 by calling 1-800-835-3879 or by visiting our website at www.managersinvest.com.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE